Exhibit 10.o.3

$350,000,000

AMENDMENT NO. 2 TO

364-DAY

CREDIT AGREEMENT

dated as of May 26, 2004

among

Rockwell Collins, Inc.,

The Banks Listed Herein,

and

JPMorgan Chase Bank,

as Agent

Bank of America, N.A.,

as Syndication Agent

and

UBS AG, Cayman Islands Branch,

Bank One, NA (Main Office Chicago),

Wachovia Bank, National Association,

as Co-Documentation Agents

J.P. Morgan Securities Inc.,

Lead Arranger and Sole Bookrunner

AMENDMENT NO. 2 TO 364-DAY CREDIT AGREEMENT

AMENDMENT dated as of May 26, 2004 (this “Amendment No. 2”) to the 364-Day Credit Agreement dated as of May 29, 2002 (as amended by Amendment No. 1, the “Credit Agreement”) among ROCKWELL COLLINS, INC. (the “Company”), the BANKS listed on the signature pages hereof (the “Banks”) and JPMORGAN CHASE BANK, as Agent (the “Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) extend the Termination Date from May 26, 2004 to May 25, 2005, (ii) modify the Commitments thereunder, (iii) update the representations relating to financial information and (iv) make certain other modifications to the Credit Agreement related thereto;

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement, as amended by this Amendment No. 2. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement, any Note or any other document issued or delivered thereunder shall, after the Amendment No. 2 Effective Date, refer to the Credit Agreement as amended hereby.

SECTION 2. Amendments to Credit Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below):

(a) Section 1.01 of the Credit Agreement is hereby amended by adding, in appropriate alphabetical order, the following definitions

“Amendment No. 2” means Amendment No. 2 to 364-Day Credit Agreement dated as of May 26, 2004 among the Company, the Banks listed on the signature pages thereof and the Agent.

“Amendment No. 2 Effective Date” means the date of effectiveness of Amendment No. 2 in accordance with Section 8 thereof.

(b) The definition of “Revolving Credit Period” in Section 1.01 of the Credit Agreement is amended by changing the reference to “Amendment No. 1 Effective Date” specified therein to “Amendment No. 2 Effective Date”.

(c) The definition of “Termination Date” in Section 1.01 of the Credit Agreement is amended by changing the date specified therein from “May 26, 2004” to “May 25, 2005”.

(d) Clause (c) of Section 2.09 of the Credit Agreement is amended to read in full as follows:

“(c) Accrued fees under this Section shall be payable quarterly in arrears on each Quarterly Payment Date, upon the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety) and on the Amendment No. 2 Effective Date.”

(e) Section 4.01 of the Credit Agreement is amended by deleting the phrase “Amendment No. 1 Effective Date” and substituting therefor the phrase “Amendment No. 2 Effective Date”.

(f) Section 4.04 of the Credit Agreement is amended by:

(i) changing the date specified in clause (a) thereof from “September 30, 2002” to “September 30, 2003”;

(ii) changing the date specified in clause (b) thereof from “March 31, 2003” to “March 31, 2004”; and

(iii) (A) deleting the phrase “Amendment No. 1 Effective Date” in clause (c) thereof and substituting therefor the phrase “Amendment No. 2 Effective Date” and (B) changing the date specified in clause (c) thereof from “March 31, 2003” to “March 31, 2004”.

(g) Section 4.05 of the Credit Agreement is amended by changing the year specified therein from “2002” to “2003”.

(h) The first sentence of Section 9.06 (c) is amended to read in full as follows:

“Any Bank may at any time assign to one or more banks or other institutions (each an “Assignee”) all, or a proportionate part (equivalent to an initial Commitment of not less than $10,000,000) of its rights and obligations under this Agreement and its Note, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent the Issuing Bank, the Agent and (so long as no Event of Default exists) of the Company, such consent of the Company and Issuing Bank not to be unreasonably withheld; provided that, if an Assignee is an Approved Fund, an affiliate of such transferor Bank or was a Bank immediately before such assignment, no consent of the Company shall be required, and provided further that such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Competitive Bid Loans.”

(i) Section 9.12 of the Credit Agreement is amended by deleting the following:

“Notwithstanding any other provision in this Agreement, each of the parties hereto (and each employee, representative, or other agent of any such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.”

(j) Schedule 1.01 hereto is substituted for Schedule 1.01 of the Credit Agreement.

(k) Section 4 of Exhibit G is amended to read in full as follows:

“SECTION 4. Consent of the Company and the Agent. This Agreement is conditioned upon the consent of [the Issuing Bank, the Agent and the Company] pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by [the Issuing Bank, the Agent and the Company] is evidence of this consent.”

(l) Exhibit G is amended by deleting the following:

“ROCKWELL COLLINS, INC.

By:
Title:”

(m) Exhibit G is amended by adding, at the end thereof, the following:

“[ISSUING BANK]

By:
Title:

[ROCKWELL COLLINS, INC.,

By:
Title:	]”

SECTION 3. Changes in Commitments. With effect from and including the Amendment No. 2 Effective Date, (i) each Person listed on the signature pages hereof which is not a party to the Credit Agreement (each, a “New Bank”) shall become a Bank party to the Credit Agreement, and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the Commitment Schedule. On the Amendment No. 2 Effective Date, any Bank

whose Commitment is changed to zero (each, an “Exiting Bank”) shall cease to be a Bank party to the Credit Agreement, and all accrued fees and other amounts payable under the Credit Agreement for the account of each Exiting Bank shall be due and payable on such date; provided that the provisions of Sections 8.03, 8.04 and 9.03 of the Credit Agreement shall continue to inure to the benefit of each Exiting Bank after the Amendment No. 2 Effective Date.

SECTION 4. Notes. On the Amendment No. 2 Effective Date or promptly thereafter (i) each Exiting Bank holding any Note(s) shall deliver such Note(s) to the Company for cancellation and (ii) the Company shall issue to each New Bank that has so requested a new Note or Notes evidencing its Loans hereunder in accordance with Section 2.05 of the Credit Agreement. On the Amendment No. 2 Effective Date, any Notes issued to an Exiting Bank prior to the Amendment No. 2 Effective Date shall be of no force and effect and shall no longer constitute evidence of Loans.

SECTION 5. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement, as amended by this Amendment No. 2, will be true on and as of the Amendment No. 2 Effective Date and (ii) no Default will have occurred and be continuing on such date.

SECTION 6. Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7. Counterparts. This Amendment No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 8. Effectiveness. This Amendment No. 2 shall become effective as of the date hereof on the date when each of the following conditions shall have been satisfied (the “Amendment No. 2 Effective Date”):

(a) receipt by the Agent of counterparts hereof signed by the Company, the Agent, each New Bank and each Exiting Bank (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of facsimile, telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

(b) receipt by the Agent of an opinion of the General Counsel of the Company, substantially in the form of Exhibit E to the Credit Agreement and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

(c) receipt by the Agent of all documents the Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Amendment No. 2 and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent; and

(d) payment by the Company (i) to the Agent, for the accounts of the Banks, of participation fees in the amounts and to be shared among the Banks as heretofore mutually agreed upon and (ii) of all other amounts due and payable under the Credit Agreement and/or this Amendment No. 2, including all fees and other amounts due and payable under the Fee Letter, dated as of April 29, 2004 among the Agent, J.P. Morgan Securities Inc., as Lead Arranger, and the Company;

provided that this Amendment No. 2 shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than May 26, 2004. The Agent shall promptly notify the Company and the Banks of the Amendment No. 2 Effective Date, and such notice shall be conclusive and binding on all parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.

ROCKWELL COLLINS, INC.

By:
Name:
Title:
Address:
Attention:
Telecopy:

JPMORGAN CHASE BANK

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

UBS AG, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Rockwell Collins 364-Day Credit Agreement

BANK ONE, NA (MAIN OFFICE CHICAGO)

By:
Name:
Title:

CITICORP USA, INC. (CUSA)

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

MELLON BANK, N.A.

By:
Name:
Title:

Signature Page to Amendment No. 2 to Rockwell Collins 364-Day Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

CALYON NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page to Amendment No. 2 to Rockwell Collins 364-Day Credit Agreement

KEY BANK NATIONAL ASSOCIATION

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

JPMORGAN CHASE BANK, as Agent

By:
Name:
Title:

Signature Page to Amendment No. 2 to Rockwell Collins 364-Day Credit Agreement

SCHEDULE 1.01

Commitment Schedule

Institution	Title	Allocation
JPMorgan	Administrative Agent	$33,500,000.00
Bank of America	Syndication Agent	33,500,000.00
Bank One	Co-Documentation Agent	33,500,000.00
UBS	Co-Documentation Agent	33,500,000.00
Wachovia	Co-Documentation Agent	33,500,000.00
Citibank	Co-Agent	27,500,000.00
Mellon	Co-Agent	27,500,000.00
Wells Fargo	Co-Agent	27,500,000.00
Sumitomo	Participant	25,000,000.00
Bank of New York	Participant	20,000,000.00
Key Bank	Participant	20,000,000.00
Calyon New York Branch	Participant	17,500,000.00
US Bank	Participant	17,500,000.00

Total		$350,000,000.00